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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 4, 1999
                       MICHIGAN CONSOLIDATED GAS COMPANY
             (Exact name of registrant as specified in its charter)

        MICHIGAN                      1-7310                    38-0478040
  State of Incorporation         (Commission File            (I.R.S. Employer
                                      Number)               Identification No.)

          500 GRISWOLD STREET, DETROIT, MICHIGAN                48226
         (Address of principal executive offices)             (Zip Code)

              Registrant's telephone number, including area code:
                                 (313) 965-2430
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Item 5.  Other Events

        The registrant is filing herewith the following in connection with its offering of its 6.85% Senior Secured Insured Quarterly Notes due 2038 and its 6.85% Senior Notes due 2039 pursuant to the registration statement of the registrant on Form S-3 (No. 333-56333) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                               Index to Exhibits

Exhibit
Number            Exhibit
------            -------
1-1               Purchase Agreement dated June 4, 1999 with respect to the
                  6.85% Senior Secured Insured Quarterly Notes due 2038.

1-2               Purchase Agreement dated June 4, 1999 with respect to the
                  6.85% Senior Notes due 2039.

4-1               Second Supplemental Indenture dated as of June 9, 1999 to the
                  Senior Debt Securities Indenture dated as of June 1, 1998 between Michigan Consolidated Gas Company and Citibank, N.A.

23-1 Consent of PricewaterhouseCoopers LLP with respect to the 6.85% Senior Notes due 2039.

23-2 Consent of PricewaterhouseCoopers LLP with respect to the 6.85% Senior Secured Insured Quarterly Notes due 2038.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Michigan Consolidate Gas Company
                                   /s/ Harold Gardner
                                   ----------------------------------
                                       Harold Gardner
                                       Vice President
                                       and Chief Accounting Officer


Date: June 14, 1999
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                               INDEX TO EXHIBITS



EXHIBIT NO.                    DESCRIPTION
------- ---                    -----------
1-1 Purchase Agreement dated June 4, 1999 with respect to the 6.85% Senior Secured Insured Quarterly Notes due 2038.

1-2 Purchase Agreement dated June 4, 1999 with respect to the 6.85% Senior Notes due 2039.

4-1 Second Supplemental Indenture dated as of June 9, 1999 to the Senior Debt Securities Indenture dated as of June 1, 1998 between Michigan Consolidated Gas Company and Citibank, N.A.

23-1 Consent of PricewaterhouseCoopers LLP with respect to the 6.85% Senior Notes due 2039.

23-2 Consent of PricewaterhouseCoopers LLP with respect to the 6.85% Senior Secured Insured Quarterly Notes due 2038.